EXHIBIT 1


                      JOINT FILING AGREEMENT


           JOINT FILING AGREEMENT (this "Agreement"), dated as of March 5, 1998 among TPG Partners II, L.P., a Delaware limited partnership ("TPG"), TPG Oxford LLC, a Delaware limited partnership ("TPG Oxford"), TPG Parallel II, L.P., a Delaware limited partnership ("TPG Parallel") and TPG Investors II, L.P., a Delaware limited partnership ("TPG Investors").

                        W I T N E S S E T H

           WHEREAS, as of the date hereof, each of TPG, TPG Oxford, TPG Parallel and TPG Investors is filing a statement on
Schedule 13D under the Securities Exchange Act of 1934 (the "Exchange Act") with respect to the common stock of Oxford Health Plans, Inc., a corporation organized and existing under the laws of Delaware (the "Schedule 13D");

           WHEREAS, each of TPG, TPG Oxford, TPG Parallel and TPG
Investors is individually eligible to file the Schedule 13D;

           WHEREAS, each of TPG, TPG Oxford, TPG Parallel and TPG Investors wishes to file the Schedule 13D and any amendments thereto jointly and on behalf of each of TPG, TPG Oxford, TPG Parallel and TPG Investors, pursuant to Rule 13d-1(k)(1) under the Exchange Act;

           NOW, THEREFORE, in consideration of these premises and other good and valuable consideration, the parties hereto agree as follows:

           1. TPG, TPG Oxford, TPG Parallel and TPG Investors hereby agree that the Schedule 13D is, and any amendments thereto will be, filed on behalf of each of TPG, TPG Oxford, TPG Parallel and TPG Investors pursuant to Rule 13d-1(k)(1)(iii) under the Exchange Act.

           2. TPG hereby acknowledges that, pursuant to Rule 13d-1(k)(1)(i) under the Exchange Act, TPG is responsible for the timely filing of the Schedule 13D and any amendments thereto, and for the completeness and accuracy of the information concerning TPG contained therein, and is not responsible for the completeness and accuracy of the information concerning TPG Oxford, TPG Parallel or TPG Investors contained therein, unless TPG knows or has reason to know that such information is inaccurate.

           3. TPG Oxford hereby acknowledges that, pursuant to Rule 13d-1(k)(1)(i) under the Exchange Act, TPG Oxford is responsible for the timely filing of the Schedule 13D and any amendments thereto, and for the completeness and accuracy of the information concerning TPG Oxford contained therein, and is not responsible for the completeness and


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accuracy of the information concerning TPG, TPG Parallel or TPG
Investors contained therein, unless TPG Oxford knows or has reason to know that such information is inaccurate.

           4. TPG Parallel hereby acknowledges that, pursuant to Rule 13d-1(k)(1)(i) under the Exchange Act, TPG Parallel is responsible for the timely filing of the Schedule 13D and any amendments thereto, and for the completeness and accuracy of the information concerning TPG Parallel contained therein, and is not responsible for the completeness and accuracy of the information concerning TPG, TPG Oxford or TPG Investors contained therein, unless TPG Parallel knows or has reason to know that such information is inaccurate.

           5. TPG Investors hereby acknowledges that, pursuant to Rule 13d-1(k)(1)(i) under the Exchange Act, TPG Investors is responsible for the timely filing of the Schedule 13D and any amendments thereto, and for the completeness and accuracy of the information concerning TPG Investors contained therein, and is not responsible for the completeness and accuracy of the information concerning TPG, TPG Oxford or TPG Parallel contained therein, unless TPG Investors knows or has reason to know that such information is inaccurate.

           6. Each of TPG, TPG Oxford, TPG Parallel and TPG
Investors hereby agree that this Agreement shall be filed as an exhibit to the Schedule 13D, pursuant to Rule 13d-1(k)(1)(iii) under the Exchange Act.

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           IN WITNESS WHEREOF, the parties have caused this
Agreement to be executed individually or by their respective directors hereunto duly authorized as of the day and year first above written.

                               TPG PARTNERS II, L.P.

                               By: TPG GenPar II, L.P.
                                   its General Partner

                               By: TPG Advisors II, Inc.
                                   its General Partner

                               By: /s/ James O'Brien
                                  ------------------------
                               Name: James O'Brien
                               Title: Vice President


                               TPG OXFORD LLC

                               By: /s/ James O'Brien
                                  ------------------------
                               Name: James O'Brien
                               Title: Vice President


                               TPG PARALLEL II, L.P.

                               By:  TPG GenPar II, L.P.
                                    its General Partner

                               By:  TPG Advisors II, Inc.
                                    its General Partner

                               By: /s/ James O'Brien
                                  ------------------------
                               Name: James O'Brien
                               Title: Vice President


                               TPG INVESTORS II, L.P.

                               By:  TPG GenPar II, L.P.
                                    its General Partner

                               By:  TPG Advisors II, Inc.
                                    its General Partner

                               By: /s/ James O'Brien
                                  ------------------------
                               Name: James O'Brien
                               Title: Vice President